Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports Second Quarter 2019 Earnings

Scranton, PA, July 23, 2019/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three and six months ended June 30, 2019.  Peoples reported net income of $7.1 million, or $0.96 per share for the three months ended June 30, 2019, compared to $6.0 million, or $0.81 per share for the comparable period of 2018. The increase in earnings for the three months ended June 30, 2019 is the product of higher net interest income of $1.1 million due to growth in our average earning assets of $102.3 million from the year ago period and a decrease to the provision for loan losses of $0.7 million when comparing the three months ended June 30, 2019 to the same period in 2018,  partially offset by an increase of $0.9 million in noninterest expenses in the current period.

Net income for the six months ended June 30, 2019, totaled $13.6 million or $1.83 per share, a 14.8% increase when compared to $11.8 million or $1.60 per share for the same period last year.  The increase in earnings in the current period is the result of higher net interest income of $2.2 million due to our earning asset growth coupled with a reduction in the provision for loan losses which resulted in a decrease to the provision of $0.7 million when comparing the six months ended June 30, 2019 to the same period in 2018.

In addition to evaluating its results of operations in accordance with GAAP, Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results included herein contain items, which Peoples considers non-core, namely gains and losses incurred within the investment securities portfolio and gains on the sale of other business lines. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

Core net income, which we have defined to exclude losses or gains on investment securities and gains from other nonrecurring sources, for the three months ended June 30, totaled $7.1 million and $5.7 million in 2019 and 2018, respectively. Core net income per share for the three months ended June 30, 2019 was $0.96, an increase from $0.77 for the same period in 2018. These results in 2019 exclude a pre-tax $23 thousand gain on the sale of debt securities and a $9 thousand unrealized loss on our equity investment portfolio while the results for 2018 exclude a pre-tax $8 thousand gain in the value of our equity investment securities portfolio and a pre-tax $291 thousand gain from the sale of our credit card portfolio.

Core net income for the six months ended June 30, 2019 was $13.5 million or $1.83 per share, an increase of 16.9% compared to $11.6 million or $1.57 per share for the same period of 2018. Results for the six months ended June 30, 2019 exclude a pre-tax gain of $23 thousand on the sale of debt securities and a $8 thousand unrealized loss on our equity investment securities portfolio. The 2018 results were impacted by the pre-tax gain of $291 thousand from the sale of our credit card portfolio.

NOTABLES

•	Loans, net growth of $105.4 million or 6.0% since June 30, 2018, with growth of $35.5 million or 3.9% annualized for the six months ended June 30, 2019.
•	Deposits have grown $157.9 million or 9.2% compared to June 30, 2018. Deposits increased $1.8 million or 0.2% annualized for the six months ended June 30, 2019.
•	Tangible book value per share improved to $30.58 at June 30, 2019 from $28.78 at December 31, 2018 and from $27.50 at June 30, 2018.
•	Tax-equivalent net interest income increased $2.2 million or 6.3% to $37.9 million for the six months ended June 30, 2019 compared to $35.7 million for the same period in 2018.

•	Return on average assets was 1.18% and return on average equity was 9.63% for the six months ended June 30, 2019 compared to 1.08% and 8.90%, respectively for the six months ended June 30, 2018.
•	The allowance for loan losses to loans, net was 1.18% at June 30, 2019, an increase from 1.17% at December 31, 2018 and 1.12% at June 30, 2018.
•	Opened our newest office in Lebanon County in June of 2019 servicing portions of Central Pennsylvania.

 INCOME STATEMENT REVIEW

Calculated on a fully taxable equivalent basis (“FTE”), our tax-equivalent net interest margin for the three and six months ended June 30  were 3.62% and 3.60% respectively in 2019, compared to 3.58%  and 3.57% respectively for the same periods in 2018. The tax-equivalent yield on earning assets increased 29 basis points to 4.49%  and 4.46% for the three and six months ended June 30, 2019 from 4.20% and 4.17% during the corresponding periods of 2018.  At the same time, we experienced higher interest-bearing liability costs due to increases in short-term market rates. Our cost of funds, which represents our average rate paid on total interest-bearing liabilities, increased 36 and 37 basis points to 1.17% and 1.15% respectively for the three and six months ended June 30, 2019 when compared to 0.81%  and 0.78% respectively for the same periods in 2018. Although the Federal Open Market Committee (FOMC) has maintained the federal funds rate in a range of 2.25% to 2.50% through the first half of 2019, the short end of the yield curve has remained elevated resulting in higher deposit costs.

Tax-equivalent net interest income for the six months ended June 30, increased $2.2 million or 6.3% to $37.9 million in 2019 from $35.7 million in 2018. The increase in tax equivalent net interest income was primarily due to a $117.3 million increase in average loans for the six months ended June 30, 2019 when compared to the same period in 2018. The tax-equivalent yield on the loan portfolio increased to 4.75% for the six months ended June 30, 2019, compared to 4.42% for the comparable period in 2018. Loans, net averaged $1.8 billion for the six months ended June 30, 2019 and $1.7 billion for the comparable period in 2018. For the six months ended June 30, the tax-equivalent yield on total investments decreased to 2.53% in 2019 from 2.60% in 2018. Average investments totaled $274.2 million in 2019 and $280.9 million in 2018. Average interest-bearing liabilities increased $54.8 million for the six months ended June 30, 2019, compared to the corresponding period last year.

The provision for loan losses totaled $1.4 million for the six months ended June 30, 2019 and $2.1 million for the six months ended June 30, 2018.  For the quarter ended June 30, the provision for loan losses was $0.4 million in 2019 and $1.1 million in 2018.

For the six months ended June 30, noninterest income totaled $7.6 million in 2019, an increase from $7.2 million in 2018.  Fee income generated by commercial loan interest rate swap transactions totaled $0.8 million in the six months ended June 30, 2019 compared to $0.1 million during the corresponding period of 2018. In the year ago period, a  gain on the sale of our credit card portfolio of $291 thousand and the accrual of bank owned life insurance income of $365 thousand were recognized.  Increases in revenues from merchant services, income from fiduciary activities, and income generated from wealth management services, more than offset a  slight decrease in income from mortgage banking activities. For the three months ended June 30, noninterest income totaled $4.2 million in 2019, an increase from $3.7 million in 2018.   The increase was due to higher service charges, fees and commissions related to fee income generated from commercial loan interest rate swap transactions, increases in revenues from merchant services, income from fiduciary activities, and income generated from wealth management services, partially offset by a slight decrease in income from mortgage banking activities.

Noninterest expense increased $1.3 million or 5.1% to $27.9 million for the six months ended June 30, 2019, from $26.6 million for the six months ended June 30, 2018. Salaries and employee benefits increased $1.3 million or 9.0%  due to annual merit increases and continued investment in our expansion markets in the Lehigh Valley, King of Prussia and Central Pennsylvania.  Occupancy and equipment expenses also increased due to our market expansion when comparing the first half of 2019 and 2018 as those expenses increased $0.3 million or 5.0%. In addition, during the six months ended June 30, 2019, increases to other expenses and donations, were  more than offset by decreases in professional fees and outside services, amortization expense recognized and FDIC insurance premiums and assessments.  Noninterest expense increased $0.9 million or 6.9% to $14.4 million for the three months ended June 30, 2019, from $13.5 million for the three months ended June 30, 2018. Salaries and employee benefits increased $0.6 million or 8.8% due to annual merit increases and continued investment in our expansion. Occupancy and equipment expenses also increased due to our market expansion when comparing the three months ending June 30, 2019 and 2018 as those expenses increased $0.1 million or 4.7%.  In the other noninterest expense categories, increases in professional fees and outside services, donations and other expenses were partially offset by decreases in amortization expense recognized and FDIC insurance and assessments.

 BALANCE SHEET REVIEW

At June 30, 2019, total assets, loans and deposits were $2.3 billion, $1.9 billion and $1.9 billion, respectively. Loans, net increased $35.5 million or 3.9% annualized from December 31, 2018.  The growth in loans was primarily from commercial real estate and commercial and industrial loans.  Total deposits increased  $1.8 million or 0.2% annualized from December 31, 2018.  Non-interest bearing deposits increased $9.7 million or 4.8% annualized while interest-bearing deposits decreased $7.9 million or 1.1% annualized during the six months ended June 30, 2019. To fund balance sheet growth, long-term borrowings increased $15.1 million. Total investments were $269.9 million at June 30, 2019, including $261.7 million securities classified as available-for-sale and $8.0 million classified as held-to-maturity.

Stockholders’ equity equaled $291.6 million or $39.41 per share at June 30, 2019, and $278.6 million or $37.66 per share at December 31, 2018. Tangible stockholders’ equity improved to $30.58 per share at June 30, 2019, from $28.78 per share at December 31, 2018. Dividends declared for the six months ended June 30, 2019 amounted to $0.68 per share, a 4.6% increase from the year ago period, representing a dividend payout ratio of 37.2%.

ASSET QUALITY REVIEW

Nonperforming assets were $12.7 million or 0.68% of loans, net and foreclosed assets at June 30, 2019, compared to $10.0 million or 0.55% of loans, net and foreclosed assets at December 31, 2018. The increase in nonperforming assets was primarily due to placing a  large commercial credit on non-accrual. The allowance for loan losses equaled $21.9 million or 1.18% of loans, net at June 30, 2019 compared to $21.4 million or 1.17% of loans, net, at December 31, 2018.  Loans charged-off, net of recoveries, for the six months ended June 30, 2019, equaled $0.8 million or 0.09% of average loans, compared to $1.5 million or 0.17% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lebanon, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Schuylkill, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 28 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.
/Contact:	MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com
Co:	Peoples Financial Services Corp.
St:	Pennsylvania
In:	Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2019	2019	2018	2018	2018
Key performance data:
Per share data:
Net income	$0.96	$0.87	$0.86	$0.91	$0.81
Core net income (1)	$0.96	$0.87	$0.86	$0.91	$0.77
Cash dividends declared	$0.34	$0.34	$0.33	$0.33	$0.33
Book value	$39.41	$38.46	$37.66	$36.89	$36.43
Tangible book value (1)	$30.58	$29.61	$28.78	$27.99	$27.50
Market value:
High	$45.41	$46.74	$44.06	$48.10	$51.68
Low	$42.00	$40.34	$40.00	$42.40	$43.72
Closing	$44.99	$45.24	$44.06	$42.40	$47.02
Market capitalization	$332,885	$334,733	$326,002	$313,720	$347,904
Common shares outstanding	7,399,078	7,399,054	7,399,054	7,399,054	7,399,054
Selected ratios:
Return on average stockholders’ equity	9.98%	9.26%	9.21%	9.81%	8.90%
Core return on average stockholders’ equity (1)	9.97%	9.26%	9.21%	9.79%	8.55%
Return on average tangible stockholders’ equity	12.93%	12.08%	12.10%	12.95%	11.81%
Core return on average tangible stockholders’ equity (1)	12.91%	12.08%	12.10%	12.93%	11.34%
Return on average assets	1.24%	1.13%	1.12%	1.19%	1.08%
Core return on average assets (1)	1.24%	1.13%	1.12%	1.19%	1.03%
Stockholders’ equity to total assets	12.55%	12.28%	12.17%	12.09%	12.06%
Efficiency ratio (2)	61.15%	60.03%	59.42%	57.00%	61.98%
Nonperforming assets to loans, net, and foreclosed assets	0.68%	0.76%	0.55%	0.65%	0.63%
Net charge-offs to average loans, net	0.11%	0.07%	0.02%	0.05%	0.28%
Allowance for loan losses to loans, net	1.18%	1.20%	1.17%	1.15%	1.12%
Interest-bearing assets yield (FTE) (3)	4.49%	4.44%	4.38%	4.25%	4.20%
Cost of funds	1.17%	1.14%	0.99%	0.89%	0.81%
Net interest spread (FTE) (3)	3.32%	3.30%	3.39%	3.36%	3.39%
Net interest margin (FTE) (3)	3.62%	3.58%	3.63%	3.57%	3.58%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the federal statutory tax rate prevailing during the indicated periods of 21%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	June 30
Six Months Ended	2019	2018
Interest income:
Interest and fees on loans:
Taxable	$40,744	$35,748
Tax-exempt	2,208	1,741
Interest and dividends on investment securities:
Taxable	2,035	1,792
Tax-exempt	1,082	1,362
Dividends	41	35
Interest on interest-bearing deposits in other banks	23	82
Total interest income	46,133	40,760
Interest expense:
Interest on deposits	7,124	3,793
Interest on short-term borrowings	1,408	1,508
Interest on long-term debt	576	621
Total interest expense	9,108	5,922
Net interest income	37,025	34,838
Provision for loan losses	1,400	2,100
Net interest income after provision for loan losses	35,625	32,738
Noninterest income:
Service charges, fees, commissions	4,489	3,973
Merchant services income	655	559
Commissions and fees on fiduciary activities	999	982
Wealth management income	747	743
Mortgage banking income	285	309
Life insurance investment income	378	378
Net gain on investment securities	15
Net gains on sale of credit card loans		291
Total noninterest income	7,568	7,235
Noninterest expense:
Salaries and employee benefits expense	15,632	14,345
Net occupancy and equipment expense	5,810	5,534
Amortization of intangible assets	374	450
Other expenses	6,103	6,248
Total noninterest expense	27,919	26,577
Income before income taxes	15,274	13,396
Provision for income tax expense	1,718	1,585
Net income	$13,556	$11,811
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$5,050	$(3,215)
Reclassification adjustment for gains included in net income	(23)
Change in derivative fair value	506
Income tax related to other comprehensive income (loss)	1,162	(677)
Other comprehensive income (loss), net of income taxes	4,371	(2,538)
Comprehensive income	$17,927	$9,273
Per share data:
Net income	$1.83	$1.60
Cash dividends declared	$0.68	$0.65
Average common shares outstanding	7,399,178	7,396,519

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2019	2019	2018	2018	2018
Interest income:
Interest and fees on loans:
Taxable	$20,641	$20,103	$19,806	$18,798	$18,239
Tax-exempt	1,109	1,099	1,006	919	871
Interest and dividends on investment securities available-for-sale:
Taxable	1,025	1,012	1,009	998	934
Tax-exempt	520	562	620	639	661
Dividends	22	19	21	16	19
Interest on interest-bearing deposits in other banks	15	6	20	49	42
Total interest income	23,332	22,801	22,482	21,419	20,766
Interest expense:
Interest on deposits	3,713	3,411	3,211	2,342	1,959
Interest on short-term borrowings	595	813	421	809	841
Interest on long-term debt	296	280	302	315	315
Total interest expense	4,604	4,504	3,934	3,466	3,115
Net interest income	18,728	18,297	18,548	17,953	17,651
Provision for loan losses	350	1,050	1,050	1,050	1,050
Net interest income after provision for loan losses	18,378	17,247	17,498	16,903	16,601
Noninterest income:
Service charges, fees, commissions	2,490	1,999	1,822	1,883	1,885
Merchant services income	457	198	122	128	309
Commissions and fees on fiduciary activities	492	507	484	570	485
Wealth management income	370	377	399	305	332
Mortgage banking income	137	148	155	163	162
Life insurance investment income	192	186	189	190	191
Net gain on investment securities	14	1		14	8
Net gain on sale of credit card loans					291
Total noninterest income	4,152	3,416	3,171	3,253	3,663
Noninterest expense:
Salaries and employee benefits expense	8,037	7,595	7,116	6,946	7,390
Net occupancy and equipment expense	2,849	2,961	2,682	2,681	2,720
Amortization of intangible assets	182	192	211	220	220
Other expenses	3,361	2,742	3,364	2,690	3,166
Total noninterest expense	14,429	13,490	13,373	12,537	13,496
Income before income taxes	8,101	7,173	7,296	7,619	6,768
Income tax expense	957	761	904	902	811
Net income	$7,144	$6,412	$6,392	$6,717	$5,957
Other comprehensive income (loss):
Unrealized gain (loss) on investment securities available-for-sale	$2,611	$2,439	$2,380	$(1,179)	$(839)
Reclassification adjustment for gains included in net income	(23)
Change in pension liability			(591)
Change in derivative fair value	443	63	246
Income tax related to other comprehensive income (loss)	637	525	429	(248)	(176)
Other comprehensive income (loss), net of income taxes	2,394	1,977	1,606	(931)	(663)
Comprehensive income	$9,538	$8,389	$7,998	$5,786	$5,294
Per share data:
Net income	$0.96	$0.87	$0.86	$0.91	$0.81
Cash dividends declared	$0.34	$0.34	$0.33	$0.33	$0.33
Average common shares outstanding	7,399,302	7,399,054	7,399,054	7,399,054	7,396,533

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2019	2019	2018	2018	2018
Net interest income:
Interest income
Loans, net:
Taxable	$20,641	$20,103	$19,806	$18,798	$18,239
Tax-exempt	1,404	1,391	1,274	1,162	1,103
Total loans, net	22,045	21,494	21,080	19,960	19,342
Investments:
Taxable	1,045	1,031	1,047	1,062	991
Tax-exempt	659	711	785	811	837
Total investments	1,704	1,742	1,832	1,873	1,828
Interest on interest-bearing balances in other banks	17	6	3	1	2
Total interest income	23,766	23,242	22,915	21,834	21,172
Interest expense:
Deposits	3,713	3,411	3,211	2,342	1,959
Short-term borrowings	595	813	421	809	841
Long-term debt	296	280	302	315	315
Total interest expense	4,604	4,504	3,934	3,466	3,115
Net interest income	$19,162	$18,738	$18,981	$18,368	$18,057
Loans, net:
Taxable	4.85%	4.79%	4.73%	4.57%	4.52%
Tax-exempt	3.96%	3.91%	3.80%	3.74%	3.60%
Total loans, net	4.78%	4.72%	4.66%	4.51%	4.46%
Investments:
Taxable	2.21%	2.25%	2.25%	2.28%	2.22%
Tax-exempt	3.20%	3.17%	3.25%	3.25%	3.25%
Total investments	2.51%	2.55%	2.60%	2.62%	2.60%
Interest-bearing balances with banks	2.67%	2.37%	2.28%	1.05%	2.35%
Total interest-bearing assets	4.49%	4.44%	4.38%	4.25%	4.20%
Interest expense:
Deposits	1.03%	0.96%	0.87%	0.69%	0.59%
Short-term borrowings	2.69%	2.70%	2.56%	2.23%	2.06%
Long-term debt	2.83%	3.02%	2.63%	2.57%	2.57%
Total interest-bearing liabilities	1.17%	1.14%	0.99%	0.89%	0.81%
Net interest spread	3.32%	3.30%	3.39%	3.36%	3.39%
Net interest margin	3.62%	3.58%	3.63%	3.57%	3.58%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
At period end	2019	2019	2018	2018	2018
Assets:
Cash and due from banks	$26,615	$24,364	$32,569	$40,458	$35,249
Interest-bearing balances in other banks	3,347	1,688	47	137	130
Federal funds sold
Investment securities:
Available-for-sale	261,665	270,384	269,682	274,794	275,050
Equity investments carried at fair value	283	292	291	291	278
Held-to-maturity	7,969	8,162	8,361	8,551	8,780
Loans held for sale	831		749	98
Loans, net	1,858,799	1,849,602	1,823,266	1,779,445	1,753,389
Less: allowance for loan losses	21,930	22,105	21,379	20,413	19,573
Net loans	1,836,869	1,827,497	1,801,887	1,759,032	1,733,816
Premises and equipment, net	46,468	44,728	38,889	37,467	37,148
Accrued interest receivable	7,303	7,211	7,115	6,565	6,802
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	1,921	2,104	2,296	2,507	2,727
Other assets	67,625	68,144	63,737	64,573	72,276
Total assets	$2,324,266	$2,317,944	$2,288,993	$2,257,843	$2,235,626
Liabilities:
Deposits:
Noninterest-bearing	$419,995	$432,830	$410,260	$404,293	$400,518
Interest-bearing	1,456,804	1,435,400	1,464,762	1,423,571	1,318,343
Total deposits	1,876,799	1,868,230	1,875,022	1,827,864	1,718,861
Short-term borrowings	82,700	109,000	86,500	99,450	187,450
Long-term debt	52,980	37,446	37,906	48,461	48,911
Accrued interest payable	1,058	878	1,195	745	538
Other liabilities	19,146	17,821	9,756	8,352	10,322
Total liabilities	2,032,683	2,033,375	2,010,379	1,984,872	1,966,082
Stockholders’ equity:
Common stock	14,798	14,798	14,798	14,798	14,798
Capital surplus	135,384	135,393	135,310	135,226	135,143
Retained earnings	145,106	140,478	136,582	132,631	128,356
Accumulated other comprehensive loss	(3,705)	(6,100)	(8,076)	(9,684)	(8,753)
Total stockholders’ equity	291,583	284,569	278,614	272,971	269,544
Total liabilities and stockholders’ equity	$2,324,266	$2,317,944	$2,288,993	$2,257,843	$2,235,626

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Average quarterly balances	2019	2019	2018	2018	2018
Assets:
Loans, net:
Taxable	$1,707,730	$1,701,737	$1,662,290	$1,632,012	$1,616,729
Tax-exempt	142,310	144,119	133,100	123,199	122,876
Total loans, net	1,850,040	1,845,856	1,795,390	1,755,211	1,739,605
Investments:
Taxable	189,265	185,696	184,345	184,623	178,957
Tax-exempt	82,565	90,961	95,698	99,142	103,279
Total investments	271,830	276,657	280,043	283,765	282,236
Interest-bearing balances with banks	2,554	1,028	523	377	342
Total interest-bearing assets	2,124,424	2,123,541	2,075,956	2,039,353	2,022,183
Other assets	190,583	187,537	186,491	198,229	195,919
Total assets	$2,315,007	$2,311,078	$2,262,447	$2,237,582	$2,218,102
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,449,665	$1,445,861	$1,459,155	$1,351,709	$1,327,036
Noninterest-bearing	426,791	406,733	403,488	405,671	394,461
Total deposits	1,876,456	1,852,594	1,862,643	1,757,380	1,721,497
Short-term borrowings	88,792	121,954	65,192	144,162	163,596
Long-term debt	41,948	37,663	45,503	48,670	49,136
Other liabilities	20,773	17,977	13,794	15,609	15,376
Total liabilities	2,027,969	2,030,188	1,987,132	1,965,821	1,949,605
Stockholders’ equity	287,038	280,890	275,315	271,761	268,497
Total liabilities and stockholders’ equity	$2,315,007	$2,311,078	$2,262,447	$2,237,582	$2,218,102

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	June 30	Mar 31	Dec 31	Sept 30	June 30
	2019	2019	2018	2018	2018
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$11,926	$12,803	$8,669	$10,576	$10,424
Accruing loans past due 90 days or more	341	829	923	584	84
Foreclosed assets	408	360	376	342	500
Total nonperforming assets	$12,675	$13,992	$9,968	$11,502	$11,008

Three months ended
Allowance for loan losses:
Beginning balance	$22,105	$21,379	$20,413	$19,573	$19,718
Charge-offs	576	374	202	328	1,398
Recoveries	51	50	118	118	203
Provision for loan losses	350	1,050	1,050	1,050	1,050
Ending balance	$21,930	$22,105	$21,379	$20,413	$19,573

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	Mar 31	Dec 31	Sept 30	June 30
Three months ended	2019	2019	2018	2018	2018
Core net income per share:
Net income GAAP	$7,144	$6,412	$6,392	$6,717	$5,957
Adjustments:
Less: Gain on sale of business line					291
Less: (gain) loss on investment securities	(14)	(1)		(14)	(8)
Add: (gain) loss on investment securities tax adjustment	(3)			(3)	(2)
Add: Gain on sale of business line tax adjustment					61
Net income Core	$7,133	$6,411	$6,392	$6,706	$5,721
Average common shares outstanding	7,399,302	7,399,054	7,399,054	7,399,054	7,396,533
Core net income per share	$0.96	$0.87	$0.86	$0.91	$0.77
Tangible book value:
Total stockholders’ equity	$291,583	$284,569	$278,614	$272,971	$269,544
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	1,921	2,104	2,296	2,507	2,727
Total tangible stockholders’ equity	$226,292	$219,095	$212,948	$207,094	$203,447
Common shares outstanding	7,399,078	7,399,054	7,399,054	7,399,054	7,399,054
Tangible book value per share	$30.58	$29.61	$28.78	$27.99	$27.50
Core return on average stockholders’ equity:
Net income GAAP	$7,144	$6,412	$6,392	$6,717	$5,957
Adjustments:
Less: Gain on sale of business line					291
Less: (gain) loss on investment securities	(14)	(1)		(14)	(8)
Add: (gain) loss on investment securities tax adjustment	(3)			(3)	(2)
Add: Gain on sale of business line tax adjustment					61
Net income Core	$7,133	$6,411	$6,392	$6,706	$5,721
Average stockholders’ equity	$287,038	$280,890	$275,315	$271,761	$268,497
Core return on average stockholders’ equity	9.97%	9.26%	9.21%	9.79%	8.55%
Return on average tangible equity:
Net income GAAP	$7,144	$6,412	$6,392	$6,717	$5,957
Average stockholders’ equity	$287,038	$280,890	$275,315	$271,761	$268,497
Less: average intangibles	65,406	65,570	65,772	65,987	66,208
Average tangible stockholders’ equity	$221,632	$215,320	$209,543	$205,774	$202,289
Return on average tangible stockholders’ equity	12.93%	12.08%	12.10%	12.95%	11.81%
Core return on average tangible stockholders’ equity:
Net income GAAP	$7,144	$6,412	$6,392	$6,717	$5,957
Adjustments:
Less: Gain on sale of business line					291
Less: (gain) loss on investment securities	(14)	(1)		(14)	(8)
Add: (gain) loss on investment securities tax adjustment	(3)			(3)	(2)
Add: Gain on sale of business line tax adjustment					61
Net income Core	$7,133	$6,411	$6,392	$6,706	$5,721
Average stockholders’ equity	$287,038	$280,890	$275,315	$271,761	$268,497
Less: average intangibles	65,406	65,570	65,772	65,987	66,208
Average tangible stockholders’ equity	$221,632	$215,320	$209,543	$205,774	$202,289
Core return on average tangible stockholders’ equity	12.91%	12.08%	12.10%	12.93%	11.34%
Core return on average assets:
Net income GAAP	$7,144	$6,412	$6,392	$6,717	$5,957
Adjustments:
Less: Gain on sale of business line					291
Less: (gain) loss on investment securities	(14)	(1)		(14)	(8)
Add: (gain) loss on investment securities tax adjustment	(3)			(3)	(2)
Add: Gain on sale of business line tax adjustment					61
Net income Core	$7,133	$6,411	$6,392	$6,706	$5,721
Average assets	$2,315,007	$2,311,078	$2,262,447	$2,237,582	$2,218,102
Core return on average assets	1.24%	1.13%	1.12%	1.19%	1.03%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	June 30	June 30
Six Months Ended	2019	2018
Core net income per share:
Net income GAAP	$13,556	$11,811
Adjustments:
Less: Gain on sale of business line		291
Less: Gain on investment securities	(15)
Add: Gain on sale of business line tax adjustment		61
Add: Gain on investment securities tax adjustment	(3)
Net income Core	$13,544	$11,581
Average common shares outstanding	7,399,178	7,396,519
Core net income per share	$1.83	$1.57